Funko Reports Strong Third Quarter 2026 Financial Results;
Reiterates Full-Year Net Sales and Adjusted EBITDA Guidance

-- Q3 Net Sales Grew 3.0%; Core Collectibles Sales Increased 4.8%; Gross Margin and
Adjusted EBITDA Above Expectations --
EVERETT, Wash. November 5, 2026 -- Funko, Inc. (Nasdaq: FNKO), a leading pop culture lifestyle brand, today reported its consolidated financial results for the third quarter ended September 30, 2026.
Third Quarter Financial Results Summary: 2026 vs 2025
•Net sales increased 3.0% to $258.3 million, compared with $250.9 million
•Gross profit was $116.9 million, equal to gross margin of 45.2%, compared with $100.8 million, equal to gross margin of 40.2%
•SG&A expenses were $86.9 million, equal to 33.6% of sales, compared with $79.8 million, equal to 31.8% of sales
•Net income was $7.5 million, or $0.13 per diluted share, compared with a net income of $0.9 million, or $0.02 per diluted share
•Adjusted net income* was $9.2 million, or $0.16 per diluted share*, compared with adjusted net income* of $3.2 million, or $0.06 per diluted share*
•Adjusted EBITDA* was $32.1 million, compared with adjusted EBITDA* of $24.4 million

* Adjusted net income (loss), adjusted net income (loss) per diluted share and adjusted EBITDA are non-GAAP financial measures.

"Q3 was another strong quarter for Funko, marked by net sales growth, continued gross margin strength and adjusted EBITDA above guidance, demonstrating that we are building a more focused and profitable business,” said Josh Simon, Chief Executive Officer of Funko, Inc.

"Core Collectibles grew nearly 5%, with international markets again a source of strength. The quarter provides further evidence that Make Culture Pop! is becoming a more deliberate and disciplined growth engine. We are sensing demand earlier, translating cultural moments and emerging fandoms into distinctive products, and expanding fan discovery through retail and experiences. From WWE integrating Funko into its storytelling and our expansion into A Court of Thorns and Roses, to the bidding frenzy around POP! 250 and our dedicated shop at FAO Schwarz, we are seeing the strategy come together and remain rigorously focused on scaling what works.”

Third Quarter 2026 Net Sales by Category and Geography
The tables below show the breakdown of net sales on a brand category and geographical basis (in thousands):

	Three Months Ended September 30,		Period Over Period Change
	2026	2025	Dollar	Percentage
Net sales by brand category:
Core Collectibles	$210,080	$200,414	$9,666	4.8%
Loungefly	40,305	44,685	(4,380)	(9.8)%
Other	7,957	5,806	2,151	37.0%
Total net sales	$258,342	$250,905	$7,437	3.0%

	Three Months Ended September 30,		Period Over Period Change
	2026	2025	Dollar	Percentage
Net sales by geography:
United States	$151,734	$155,415	$(3,681)	(2.4)%
Europe	82,738	74,196	8,542	11.5%
Other International	23,870	21,294	2,576	12.1%
Total net sales	$258,342	$250,905	$7,437	3.0%
Balance Sheet Highlights - At September 30, 2026 vs December 31, 2025 and September 30, 2025
•Total cash and cash equivalents were $41.6 million at September 30, 2026, compared with $42.1 million at December 31, 2025 and $39.2 million at September 30, 2025
•Inventories were $91.6 million at September 30, 2026, up from $83.1 million at December 31, 2025 and down from $99.8 million at September 30, 2025
•Total debt was $195.9 million at September 30, 2026, versus $225.3 million at December 31, 2025 and $241.0 million at September 30, 2025. Total debt includes the amount outstanding under the company's term loan facility, net of unamortized discounts, revolving line of credit and the company's equipment finance loan.
Outlook for 2026
The company reiterated its 2026 full-year outlook based on its third quarter performance, expected continued growth in Core Collectibles, and its decision to rationalize Loungefly’s SKU count and concentrate the assortment behind products with stronger demand and return potential.

Current Outlook
2026 Full Year
Net Sales	Reiterating flat to up 3%
Gross Margin %	Reiterating 46% to 47%, including the $25.4 million Q2 tariff-related benefit
Adjusted EBITDA*	Reiterating $100 to $110M, including the $25.4 million Q2 tariff-related benefit
Webcast Conference Call
The company will host a webcast at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time) today, November 5, 2026, to further discuss its third quarter results and business update. A live webcast, presentation materials and a replay of the event will be available on the Investor Relations section on the company’s website at investor.funko.com, as well as the Funko YouTube Channel at youtube.com/@FunkoIR. The replay of the webcast will be available for one year.

Use of Non-GAAP Financial Measures
This release contains references to non-GAAP financial measures, including adjusted net income (loss), per share amounts, adjusted EBITDA, adjusted EBITDA margin and adjusted net income (loss) margin, which are financial measures that are not prepared in conformity with United States generally accepted accounting principles (U.S. GAAP). Management uses these measures internally for evaluating its operating performance, for planning purposes, including the preparation of our annual operating budget and financial projections, to assess incentive compensation for our employees, and to evaluate our capacity to expand our business. The company's management believes that the presentation of non-GAAP financial measures provides useful supplementary information regarding operational performance because it enhances an investor's overall understanding of the financial results for the company's core business. Additionally, it provides a basis for the comparison of the financial results for the company's core business between current, past and future periods as they remove the impact of items not directly resulting from our core operations. The company also believes that including adjusted EBITDA and the other non-GAAP financial measures presented in this release is appropriate to provide additional information to investors and help to compare against other companies in our industry. Non-GAAP financial measures have limitations as analytical tools and should be considered only as a supplement to, and not as a substitute for or as a superior measure to, financial measures prepared in accordance with U.S. GAAP. We caution investors that amounts presented in accordance with our definitions of adjusted net income (loss), including per share amounts, adjusted EBITDA and adjusted EBITDA margin may not be comparable to similar measures disclosed by our competitors, because not all companies and analysts calculate these measures in the same manner.
Detailed reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the financial tables following this release. A reconciliation of adjusted EBITDA outlook to the corresponding GAAP measure on a forward-looking basis cannot be provided without unreasonable efforts, as we are unable to provide reconciling information with respect to certain items. However, for the fourth quarter of 2026 the company expects equity-based compensation of approximately $4 million, depreciation and amortization of approximately $14 million and interest expense of approximately $5 million. For the full year 2026, the company expects equity-based compensation of approximately $12 million, depreciation and amortization of approximately $60 million and interest expense of approximately $20 million, each of which is a reconciling item to net income. See “Use of Non-GAAP Financial Measures” and the attached reconciliations for more information.
About Funko
Headquartered in Everett, Washington, Funko is a leading pop culture and collectibles brand. Funko designs, sources and distributes licensed pop culture products across multiple categories, including vinyl figures, action toys, plush, apparel, housewares and accessories for consumers who seek tangible ways to connect with their favorite pop culture brands and characters. Learn more at Funko.com, Loungefly.com and MondoShop.com, and follow us on TikTok, X, and Instagram.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding our strategic plans, growth strategies, expectations in sales trends and anticipated financial results, including without limitation, our full year 2026 guidance. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: impacts from economic downturns; changes in the retail industry and markets for our consumer products; risks associated with our international operations, including risk related to tariffs and trade restrictions; risks relating to our indebtedness, including our ability to comply with financial and negative covenants under our Credit Agreement, as amended; our ability to execute our business strategy; our ability to manage our inventories and growth; our ability to identify or complete any strategic alternative transaction; our dependence on content development and creation by third parties; our ability to obtain, maintain and protect our intellectual property rights or those of our licensors; fluctuations in our gross margin and seasonal impacts; our dependence on vendors and outsourcers; risks relating to government regulation; risks relating to litigation, including products liability claims and securities class action litigation; risk resulting from our e-commerce business and social media presence; our ability to successfully operate our information systems and implement new technology; our ability to secure additional financing on favorable terms or at all; the influence of our significant stockholder, TCG, and the possibility that TCG’s interests may conflict with the interests of our other stockholders; risks relating to our organizational structure; including the Tax Receivable Agreement ("TRA") which confers certain benefits upon the parties to the TRA ("TRA Parties") that will not benefit Class A common stockholders to the same extent as it will benefit the TRA Parties; and volatility in the price of our Class A common stock. These and other important factors discussed under the caption “Risk Factors” in our quarterly report on Form 10-Q for the quarter ended September 30, 2026 and our other filings with the Securities and Exchange Commission could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.
Investor Relations:
investorrelations@funko.com
Media:
pr@funko.com

Funko, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
	(In thousands, except per share data)
Net sales	$258,342	$250,905	$666,980	$635,113
Cost of sales (exclusive of depreciation and amortization)	141,481	150,154	343,663	395,451
Selling, general, and administrative expenses	86,882	79,794	250,292	246,860
Depreciation and amortization	15,026	14,529	45,567	44,319
Total operating expenses	243,389	244,477	639,522	686,630
Income (loss) from operations	14,953	6,428	27,458	(51,517)
Interest expense, net	4,819	5,611	14,901	13,982
Other expense (income), net	1,322	(1,359)	2,258	(304)
Income (loss) before income taxes	8,812	2,176	10,299	(65,195)
Income tax expense	1,296	1,228	5,465	2,920
Net income (loss)	7,516	948	4,834	(68,115)
Less: net income (loss) attributable to non-controlling interests	33	47	42	(938)
Net income (loss) attributable to Funko, Inc.	$7,483	$901	$4,792	$(67,177)

Income (loss) per share of Class A common stock:
Basic	$0.13	$0.02	$0.09	$(1.24)
Diluted	$0.13	$0.02	$0.08	$(1.24)
Weighted average shares of Class A common stock outstanding:
Basic	56,093	54,649	55,795	54,184
Diluted	58,110	54,707	57,111	54,184

Funko, Inc.
Condensed Consolidated Balance Sheets
(Unaudited)

	September 30, 2026	December 31, 2025
	(In thousands, except per share data)
Assets
Current assets:
Cash and cash equivalents	$41,605	$42,148
Accounts receivable, net	131,952	117,018
Inventories	91,632	83,136
Prepaid expenses and other current assets	28,979	48,094
Total current assets	294,168	290,396
Property and equipment, net	61,454	68,679
Operating lease right-of-use assets, net	41,050	46,928
Goodwill	133,841	133,900
Intangible assets, net	123,984	135,826
Other assets	14,583	9,505
Total assets	$669,080	$685,234
Liabilities and Stockholders’ Equity
Current liabilities:
Revolving credit facility	$1,500	$1,125
Current portion of term debt	15,707	21,932
Current portion of operating lease liabilities	16,022	18,792
Accounts payable	86,852	64,748
Accrued royalties	55,695	59,821
Accrued expenses and other current liabilities	70,544	77,499
Total current liabilities	246,320	243,917
Long-term debt	178,657	202,246
Operating lease liabilities	42,082	48,680
Other long-term liabilities	3,953	4,261

Commitments and Contingencies

Stockholders’ equity:
Class A common stock, par value $0.0001 per share, 200,000 shares authorized; 56,341 and 55,327 shares issued and outstanding as of September 30, 2026 and December 31, 2025, respectively	5	5
Class B common stock, par value $0.0001 per share, 50,000 shares authorized; 91 shares issued and outstanding as of September 30, 2026 and December 31, 2025, respectively	—	—
Additional paid-in-capital	365,096	357,330
Accumulated other comprehensive income	3,965	4,621
Accumulated deficit	(171,350)	(176,142)
Total stockholders’ equity attributable to Funko, Inc.	197,716	185,814
Non-controlling interests	352	316
Total stockholders’ equity	198,068	186,130
Total liabilities and stockholders’ equity	$669,080	$685,234

Funko, Inc.
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Nine Months Ended September 30,
	2026	2025
	(In thousands)
Operating Activities
Net income (loss)	$4,834	$(68,115)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	45,567	44,319
Equity-based compensation	7,766	8,906
Other, net	2,549	(2,298)
Changes in operating assets and liabilities:
Accounts receivable, net	(15,071)	(5,617)
Inventories	(9,041)	(4,755)
Prepaid expenses and other assets	20,904	13,847
Accounts payable	20,460	(153)
Accrued royalties	(4,126)	(3,567)
Accrued expenses and other liabilities	(19,664)	(15,773)
Net cash provided by (used in) operating activities	54,178	(33,206)

Investing Activities
Purchases of property and equipment	(24,761)	(24,064)
Other, net	—	1,042
Net cash used in investing activities	(24,761)	(23,022)

Financing Activities
Borrowings on revolving credit facility	—	85,000
Payments on line of credit	—	(10,000)
Debt amendment costs	(3,648)	—
Payments of term debt	(27,171)	(17,323)
Proceeds from sale of tariff receivable	19,248	—
Payments under tariff receivable sales agreement	(17,379)	—
Payments under tax receivable agreement	(249)	—
Other, net	(5)	171
Net cash (used in) provided by financing activities	(29,204)	57,848

Effect of exchange rates on cash and cash equivalents	(756)	2,902

Net change in cash and cash equivalents	(543)	4,522
Cash and cash equivalents at beginning of period	42,148	34,655
Cash and cash equivalents at end of period	$41,605	$39,177

The following tables reconcile the Non-GAAP Financial Measures to the most directly comparable U.S. GAAP financial performance measure, which is net income (loss), for the periods presented:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
	(In thousands, except per share data)
Net income (loss) attributable to Funko, Inc.	$7,483	$901	$4,792	$(67,177)
Reallocation of net income (loss) attributable to non-controlling interests from the assumed exchange of common units of FAH, LLC for Class A common stock (1)	33	47	42	(938)
Equity-based compensation (2)	2,570	2,529	7,766	8,906
Acquisition costs and other expenses (3)	—	1,029	—	1,029
Foreign currency transaction loss (gain) (4)	894	(1,442)	1,998	197
Tax receivable agreement liability adjustments (5)	—	—	112	—
Third-party debt amendment fees (6)	20	—	3,675	—
Income tax (benefit) expense (7)	(1,778)	155	(498)	16,686
Adjusted net income (loss)	$9,222	$3,219	$17,887	$(41,297)
Adjusted net income (loss) margin (8)	3.6%	1.3%	2.7%	(6.5)%
Weighted-average shares of Class A common stock outstanding - basic	56,093	54,649	55,795	54,184
Equity-based compensation awards and common units of FAH, LLC that are convertible into Class A common stock	2,204	808	1,503	854
Adjusted weighted-average shares of Class A stock outstanding - diluted	58,297	55,457	57,298	55,038
Adjusted earnings (loss) per diluted share	$0.16	$0.06	$0.31	$(0.75)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
	(amounts in thousands)
Net income (loss)	$7,516	$948	$4,834	$(68,115)
Interest expense, net	4,819	5,611	14,901	13,982
Income tax expense	1,296	1,228	5,465	2,920
Depreciation and amortization	15,026	14,529	45,567	44,319
EBITDA	$28,657	$22,316	$70,767	$(6,894)
Adjustments:
Equity-based compensation (2)	2,570	2,529	7,766	8,906
Acquisition costs and other expenses (3)	—	1,029	—	1,029
Foreign currency transaction loss (gain) (4)	894	(1,442)	1,998	197
Tax receivable agreement liability adjustments (5)	—	—	112	—
Third-party debt amendment fees (6)	20	—	3,675	—
Adjusted EBITDA	$32,141	$24,432	$84,318	$3,238
Adjusted EBITDA margin (9)	12.4%	9.7%	12.6%	0.5%

(1)	Represents the reallocation of net income attributable to non-controlling interests from the assumed exchange of common units of FAH, LLC for Class A common stock in periods in which income was attributable to non-controlling interests.
(2)	Represents non-cash charges related to equity-based compensation programs, which vary from period to period depending on the timing of awards.
(3)	Represents charges related to fair market value adjustments for certain assets held for sale.
(4)	Represents both unrealized and realized foreign currency losses on transactions denominated other than in U.S. dollars, including derivative gains and losses on foreign currency forward exchange contracts.
(5)	Represents recognized adjustments to the tax receivable agreement liability.
(6)	Represents non-recurring third-party debt fees paid as part of the Fifth Amendment to the Credit Agreement.
(7)	Represents the income tax expense effect of the above adjustments, including adding back the valuation allowance to the net income (loss). This adjustment uses an effective tax rate of 25% for all periods presented.
(8)	Adjusted net income (loss) margin is calculated as adjusted net income (loss) as a percentage of net sales.
(9)	Adjusted EBITDA margin is calculated as adjusted EBITDA as a percentage of net sales.